SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                       Proxy Statement Pursuant to Section
                  14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [XX]
Filed by a Party other than the Registrant

Check the appropriate box:

/ /   Preliminary Information Statement.
/ /   Confidential, for Use of the Commission Only (as permitted by
         Rule 14c-5(d)(2).
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Section 240.14a-12

                    Commission File No. 000-50508
                                       ----------

                                   NUVIM, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
    (1) Title of each class of securities to which the transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of the transaction:
    Total proposed maximum aggregate value of the transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form Schedule or Registration No.:
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    (4) Date Filed:

                                   NuVim, Inc

                               -------------------

                            Notice of Annual Meeting

                    9:00 O'Clock AM, Thursday, May 15th, 2008

                      ------------------------------------

      Please take notice that the Annual Meeting of the holders of the Common Stock of NuVim(R), Inc., (the "Company") shall be held at the Offices of the Company Suite 212, 12 North State Route 17, Paramus, New Jersey 07652 at nine o'clock, AM on the 15(th) day of May 2008 to consider all of the following:

      1. Election of five Directors for a term of one year.

      2. Any other business as may properly come before the meeting.

      The enclosed proxy is solicited by the Company's management in connection with this meeting.

                                        Respectfully submitted,

                                        Mark Alan Siegel
                                        Secretary of the Company

                                   NuVim, Inc.
                         ------------------------------

                                 PROXY STATEMENT
                         Annual Meeting of Stockholders
                            to be held May 15th, 2008
                         ------------------------------

This Proxy Statement is furnished by NuVim, Inc. in connection with our Annual Meeting of Stockholders to be held on May 15th, 2008 at 9:00 A.M. at our offices, Suite 212, 12 North State Route 17, Paramus, New Jersey 07652. The mailing address of our executive office is Suite 212, 12 North State Route 17, Paramus, New Jersey 07652.

This Proxy Statement was first mailed to holders of Common Stock on or about April 18, 2008 together with either a proxy card or voting instruction card. The proxy statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Annual Report

A copy of our 2007 Annual Reports on Form 10-KSB, including consolidated financial statements for the Fiscal Years concluded on December 31, 2006 ("FY 2006") and December 31, 2007 ("FY 2007"), have been mailed to all the Company's stockholders of record with this Proxy Statement. The Annual Report is not part of this Proxy Statement.

Outstanding Voting Securities and Voting Rights

The Board of Directors fixed the close of business on March 24th, 2008 as the record date for determining the stockholders eligible to vote at the meeting. As of the record date, the Company had 14,950,782 shares of its Common Stock. The holder of each share of Common Stock is entitled to one vote per share on all questions.

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting because you were a shareholder on the record date and are entitled to vote at the meeting. You may vote your shares either by attending the meeting in person or signing and returning the enclosed proxy. The proxy from allows you to indicate how you wish your vote to be cast on the election of each director. If you do not direct how your vote should be cast on any question to come before the meeting, the individuals named as proxies, Messrs. Richard Kundrat and Stanley Moger will cast your votes as they determine on any question scheduled to come before the Annual Meeting.

Our Board recommends a vote FOR each of  the nominees to the Board of Directors.

                  Please Complete the Enclosed Proxy and
             Return it to us in the Postage-Free Proxy Envelope.

                        How to Vote at the Annual Meeting

    o By use of the proxy card or voting instruction card. Be sure to complete, sign, and date the card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote FOR the election of directors and FOR the adoption of the 2007 Employees Stock Option Plan on your behalf.

    o In person at the Annual Meeting. All stockholders may vote in person at the annual meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank, or nominee and present it to our corporate Secretary when you arrive at the meeting.

    o How may I Change my vote? If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by doing any of the following:

          o  Send a written notice to our corporate Secretary.

          o Submit a new, proper proxy card signed and dated after the date of the revoked proxy.

          o  Attend the Annual Meeting and vote in person.

       If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank, or nominee. You may also vote in person at the annual meeting if you obtain a legal proxy as described in the preceding paragraph.

    o What constitutes a quorum? As of the record date, there were 14,950,782 shares of common stock issued and outstanding. A majority of those outstanding shares, 7,475,391, present or represented by proxy, constitutes a quorum for the purpose of electing directors and adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Please complete, sign, and date and return it in the pre-paid addressed envelope to spare us the additional costs of duplicate solicitation.

Common Stock Ownership by Directors and Executive Officers

      The following table sets forth information, as of March 24, 2008, with respect to the beneficial ownership of the Company's Common Stock by (a) the present executive officers and directors and nominees for Director of the Company and (b) the present directors and officers of the Company as a group. Unless otherwise noted, the shares are owned directly or indirectly with sole voting and investment power.

                                Management Owners
                                -----------------

                                                 Number of           Percentage
                                                   Shares           of the Class
                                                Beneficially        Beneficially
Name and Address of Beneficial Owner              Owned (1)           Owned (2)
------------------------------------            ------------        ------------
Richard P. Kundrat (3)                           3,451,437              13.42%
Stanley Moger (4)                                  866,632               3.37%
Peter V. DeCrescenzo (5)                           191,833               0.75%
Calvin L. Hodock (6)                               176,667               0.69%
Doug Scott (7)                                     448,571               1.74%
All directors and executive officers as a
group (5 persons)                                5,255,140              20.44%

--------------------------------------------------------------------------------
(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 25, 2007 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Percentage based on 14,950,782 shares of common stock outstanding with respect to the common stock and the shares issuable upon exercise of warrants to purchase 7,013,800 shares and options to purchase 3,746,147 shares.

(3)  Includes 1,301,437 shares issued and options to purchase 420,000 shares  at
     $1.00, 230,000   shares at $0.77, 1,000,000  shares  at $0.31, and  500,000 shares at $0.44.

(4) Includes 352,950 shares issued, warrants to purchase 122,500 shares at $1.50, 122,500 shares at $2.00, and 100,000 shares at $0.35, and options to purchase 1,182 shares at $11.00, 17,500 shares at $1.00, 50,000 shares at $0.35, 20,000 shares at $0.31, and 80,000 shares at $0.40.

(5)  Includes 33,333 shares issued and options to   purchase   18,500  shares at
     $1.00, 50,000  shares  at  $0.35, and  20,000  shares  at $0.31, and 70,000 shares at $0.40.

(6) Includes 16,667 shares issued and options to purchase 20,000 shares at $1.00, 50,000 shares at $0.35, 20,000 shares at $0.31, and 70,000 at $0.40.

(7) Includes 298,571 shares issued to Mr. Scott and a corporation owned by him and options to purchase 50,000 shares at $0.35, 30,000 shares at $0.31, and 70,000 shares at $0.40.

There currently are no arrangements that may result in a change of ownership or control.

Principal Holders of Common Stock.

The following table sets forth information, as of March 24, 2008, with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock

                                                 Number of           Percentage
                                                   Shares           of the Class
                                                Beneficially        Beneficially
Name and Address of Beneficial Owner              Owned (1)           Owned (2)
------------------------------------            ------------        ------------
Dick Clark (3)                                   1,298,637               5.05%
   c/o Dick Clark Productions
   3003 West Olive Avenue
   Burbank, CA 91505
Richard P. Kundrat (4)                           3,451,437              13.42%
   12 North State Route 17, Suite 210
   Paramus, New Jersey 07652
Cede & Co. (5)                                   4,689,957              18.24%
   P O Box 20, Bowling Green Station
   New York, NY 10004

--------------------------------------------------------------------------------
(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 25, 2007 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2)  Percentage  based   on  14,950,782  shares of common stock outstanding with
     respect  to  the   common  stock   and the shares issuable upon exercise of
     warrants to purchase 7,013,800 and options to purchase 3,746,147.

(3) Includes 628,637 shares issued and warrants to purchase 325,000 shares at $1.00, 122,500 shares at $1.50, 122,500 shares at $2.00, and 100,000 shares at $0.35.

(4)  Includes 1,301,437  shares issued and options to purchase 420,000 shares at
     $1.00, 230,000  shares   at $0.77, 1,000,000 shares  at  $0.31, and 500,000
     shares at $0.44.

(5) Cede & Co. is the nominee name of The Depository Trust Company, the record holder for most shareholders who keep their securities in street name. Cede & Co. has no beneficial interest in or voting power over these shares.

Section 16(a) Beneficial Owners

      Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, executive officers, and beneficial holders of more than 10% of the Company's Common Stock are required to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on our records and other information, the Company believes the following required reports were not filed during FY 2007.

      In April 2007, Mssrs. Scott, DeCrescenzo, and Hodock, each a NuVim director, purchased 50,000, 33,333, and 16,667 shares of NuVim common stock, respectively but failed to file the required forms four.

      No executive officer or director sold any NuVim securities during 2007.

Agenda Item 1    Election of Directors

      Five directors are to be elected to hold office for approximately one year until the next Annual Meeting and until their successors have been duly elected and qualified. All nominees are presently members of the Board of Directors. All five present directors were elected at the last annual meeting in May of 2007. We have no reason to believe that any of the nominees will not serve if elected. If any of the nominees becomes unavailable for election, which we do not expect, the proxies will cast their votes for the substitute nominees as may be designated by our Board of Directors, unless the Board reduces the number of directors.

      Board vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director. The executive officers are appointed by the Board and serve at its pleasure.

      The five directors receiving the highest number of votes will be elected. When voting on the election of directors, each share of Common Stock casts one vote.

      Our Board recommends a vote FOR each of the nominees to the Board of Directors.

      Background and Business Experience of Directors

      The following sets forth information about each nominee for election at this Annual Meeting and the Company's other executive officers.

Richard P. Kundrat (64) Nominee for Director, NuVim(R) Director and Chief Executive Officer since 1999

      He has served since our inception as a director and our Chief Executive Officer. He was elected as our Chairman of the Board in March 2000. He has more than 30 years experience in the beverage industry, including a total of 27 years in various positions at Thomas J. Lipton, Inc., the Lipton subsidiary of Unilever NV, Englewood Cliffs, New Jersey ("Unilever/ Lipton") from which he retired in June 1996. Upon his retirement form Unilever/Lipton, he founded the business management firm, Kundrat Associates, Mahwah, New Jersey, which he operated full-time until he joined NuVim in September 1999. From November 1991 to June 1996, Mr.
      Kundrat was the General Manager of the Unilever/Lipton and Pepsi-Cola partnership. From June 1987 to November 1991, he was the Vice President/General Manager of the Foodservice, Bottler, Dairy Division at Unilever/Lipton. Mr. Kundrat received his B.A. degree from the University of Scranton. He currently is a director of Dialog Group, Inc.

Stanley H. Moger (71) Nominee for Director, NuVim(R) Director since March  2004.
      Since January 1998, he has served as President of SFM Entertainment, LLC, a provider of media services to major corporations. He received his B.A. degree from Colby College.

Peter V. DeCrescenzo (57) Nominee for Director, Director of the Company since January 2005; President and Chief Executive Officer of Dialog Marketing Services Inc.
      Since January 2007 Mr. DeCrescenzo has served as President and Chief Executive Officer of Dialog Marketing Services, a subsidiary of Redi-Direct Marketing, Inc. a privately held information services company. From March 2003 to December 2006, he was the President and Chief Executive Officer of Dialog Group, Inc. a publicly traded provider of relationship marketing communications services and business and consumer targeting databases. From

      November 2000 to March 2003, he served as President and Chief Executive Officer of HealthCare Dialog, a direct marketing company specializing in healthcare. In March 2000, HealthCare Dialog was acquired by Dialog Group, Inc. From October 1993 until November 2000, Mr. DeCrescenzo was the founding partner of PVD and Partners, a full-service healthcare marketing and communications agency. He has been the Chairman of the Board of Dialog Group, Inc. since April 2003. He received a BBA degree from Pace University.

Calvin L. Hodock (73) Nominee for Director, Director of the Company since April 2005.
      For more than five years, Mr. Hodock has been the President and Managing Partner of The Hodock Group, a marketing consulting and research company, located in Skillman, New Jersey. Since June 2002, he also has served as Professor of Marketing, Berkeley College and from June 2002 to December 2003, he served as Adjunct Professor, Stern School of Business, New York University. He received his B.B.A degree from the University of Cincinnati and his M.S. degree in Marketing from the University of Illinois.

Doug Scott (41) Nominee  for Director, Director of  the Company since May  2006.
      Mr. Scott has served as the President and CEO of the company he founded, the Platinum Television Group and New Line Media Solutions since 1997.
      Before that he was a Vice President and Senior Vice President of Intermedia Marketing Solutions, Inc. with responsibility for marketing and media development.

Board Participation

      All the nominees who were members of the Board of Directors participated in all four meetings held during FY 2007 and one held since then except that Mr. DeCrescenzo and Mr. Hodock could not participate in part of one meeting and Mr. DeCrescenzo was unable to attend the March 2008 meeting. In addition, on nine occasions since January 2007, actions were taken by written consent. All Directors attended the 2007 Annual Meeting and all are expected to attend this year's.

CORPORATE GOVERNANCE

Board of Directors - Our Board has positions for five Directors that are elected annually at the annual meeting of stockholders to hold office for one year and until their successors are duly elected and qualified. Board vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director. The executive officers are appointed by the Board and serve at their discretion. There are no family relationships among the directors or executive officers of NuVim.

All the Directors except Mr. Kundrat are independent as determined in accordance with the rules of the National Association of Securities dealers.

The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.

Audit Committee Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors, and audits of financial statements. Specific responsibilities include the following:

    o  Selecting, hiring and terminating our independent auditors.
    o Evaluating the qualifications, independence and performance of our independent auditors.

    o Approving the audit and non-audit services to be performed by the independent auditors.
    o Reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies.
    o Overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters.
    o Together with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations.
    o preparing the report that the Securities and Exchange Commission requires in our annual proxy statement.

The Audit Committee is comprised of Mr. Scott, Mr. Moger, and Mr. DeCrescenzo. Mr. Scott is serving as Chairman. The Board has determined all members of the Audit Committee are independent under the rules of the National Association of Securities Dealers. The Board has determined that Mr. Scott and Mr. DeCrescenzo qualify as "audit committee financial experts," as defined by the rules of the Securities and Exchange Commission.

Compensation Committee Our Compensation Committee assists our Board of Directors in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include the following:

    o  Approving the compensation and benefits of our executive officers.
    o Reviewing the performance objectives and actual performance of our officers.
    o  Administering our stock option and other equity compensation plans.

Our Compensation Committee is comprised of Messrs. Hodock, Moger, and Scott. Mr. Hodock serves as Chairman. The Board has determined that all members of the Compensation Committee are independent under the rules of the NASD.

Corporate Governance and Nominating Committee Our Corporate Governance and Nominating Committee assists the Board by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Specific responsibilities include the following:

    o Evaluating the composition, size and governance of our Board of Directors and its committees and make recommendations regarding future planning and the appointment of directors to our committees.
    o Establishing a policy for considering stockholder nominees for election to our Board of Directors.
    o Evaluating and recommending candidates for election to our Board of Directors; reviewing our corporate governance principles and providing recommendations to the Board regarding possible changes.
    o Reviewing and monitoring compliance with our Code of Ethics and our insider trading policy.

       Our Corporate Governance and Nominating Committee is comprised of Messrs. DeCrescenzo, Scott, and Hodock. Mr. DeCrescenzo serves as Chairman. The Board has determined that all members of the Corporate Governance and Nominating Committee are independent.

Corporate Documents

       You can obtain corporate governance information from our home page, www.NuVim.com. Copies of the following information can be found on the home page or is available in print to any stockholder who requests it.

         o Our Committee Charters: Audit Committee, Corporate Governance and Nominating Committee, and Compensation Committee.
         o   Our Code of Conduct and Business Ethics.

Executive Officers

       Our executive officers and directors, including their ages as of March 31, 2007, and certain information about them are set forth below. Our directors serve for terms of one year, or until their successors are elected.

Name                     Age                         Position
Richard P. Kundrat       64         Chairman of the Board, Chief Executive Officer,
                                    and Chief Financial Officer

Background and Business Experience of Executive Officers

       There are no executive officers except Mr. Kundrat who was discussed as a candidate for director. Mr. Young, our Vice President of Operations, resigned as an officer in March 2006, Mr. Vesey, our Chief Financial Officer, resigned in May 2006, and Mr. Sullivan, our Vice President of Sales, resigned at the end of October 2006.

Executive Compensation

       The following table sets forth certain information concerning total compensation received by our Chief Executive Officer and our other executive officers during the last year for services rendered to NuVim in all capacities.

-----------------------------------------------------------------------------------------------------------------------------------
                                                     SUMMARY COMPENSATION TABLE
                                                FOR THE YEAR ENDED DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Non-Equity       Non-Qualified
                                                                       Incentive Plan       Deferred
                                                             Option     Compensation      Compensation       All Other
    Name and                Salary    Bonus    Stock Awards  Awards       Earnings          Earnings       Compensation    Total
Principal Position   Year     ($)      ($)         ($)        ($)           ($)                ($)               ($)        ($)
        (a)          (b)      (c)      (d)         (e)        (f)           (g)                (h)               (i)        (j)
-----------------------------------------------------------------------------------------------------------------------------------
Richard Kundrat
CEO                  2007   225,000  135,000                158,600                                                       518,600

                            -------------------------------------------------------------------------------------------------------
Total                       225,000  135,000                158,600                                                       518,600
                            =======================================================================================================

The following table sets forth the equity awards outstanding at the end of 2007.

-----------------------------------------------------------------------------------------------------------------------------------
                                      OUTSTANDING EQUITY AWARDS AT December 31, 2007 YEAR-END
-----------------------------------------------------------------------------------------------------------------------------------
                                        OPTION AWARDS                                               STOCK AWARDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Equity
                                              Equity                                                    Equity         Incentive
                                            Incentive                                                  Incentive      Plan Awards:
                                              Plan                                                    Plan Awards:    Market or
                                             Awards:                                        Market     Number of     Product Value
               Number of     Number of      Number of                         Number of    Value of     Unearned      of Unearned
               Securities    Securities     Securities                        Shares or   Shares or   Shares, Units  Shares, Units
               Underlying    Underlying     Underlying                         Units of    Units of     or Other        or Other
              Unexercised   Unexercised    Unexercised   Option               Stock That  Stock That   Rights that     Rights that
                Options       Options       Unearned    Exercise    Option     Have not    Have not     Have not        Have not
                  (#)           (#)          Options     Price    Expiration    Vested      Vested       Vested          Vested
   Name        Exercisable  Unexercisable      (#)        ($)        Date        (#)         ($)          (#)             ($)
    (a)           (b)           (c)            (d)        (e)         (f)        (g)         (h)          (i)             (j)
-----------------------------------------------------------------------------------------------------------------------------------
Richard
  Kundrat        420,000                                $ 1.00     6/21/2015

Chair of the
Board & CEO      230,000                                $ 0.77      8/4/2015

               1,000,000                                $ 0.31     7/25/2016
                 500,000                                $ 0.44     5/17/2017
               -------------------------------------------------------------
TOTALS         2,150,000         -              -       $  -           -
               =============================================================

Compensation Discussion

      The compensation for NuVim's only executive officer is fixed by his contract at $225,000 per year and provides for a potential bonus based on the attainment of goals set by the Board of Directors. Mr. Kundrat accepted common stock in lieu of cash for his entire 2006 bonus. He has deferred payment of his 2007 bonus until January 2010. In both years his bonus was less than the maximum permitted by his contract. In neither 2007 nor 2006 was he paid all the cash due under his contract. For 2006, $95,483 of salary has still not been paid. An additional $121,800 of salary remains unpaid for 2007. In March 2008 Mr. Kundrat agreed to defer payment of his 2007 bonus in the amount of $135,000 and unpaid 2006 and 2007 salary to 2010. At that time he may choose payment in cash or shares of NuVim common stock valued at $0.20 per share.

Employment Agreements

      Each of our officers serves at the discretion of our Board of Directors. In September 2004, we entered into employment agreements with Richard P. Kundrat, our Chairman of the Board and Chief Executive Officer, who also serves as Chief Financial Officer. This contract expires during June 2008. Under this agreement, Mr. Kundrat's base salary is $225,000 per year. This base salary is subject to increase at the discretion of the Board. Under his employment agreement, Mr. Kundrat is entitled to participate in an annual bonus program, if and when such program is adopted by the Board. His receipt of bonus compensation is within the sole discretion of the Board of Directors, and the Board has the right to alter, amend or eliminate all or any part of any bonus at any time, without compensation. He is also is entitled to participate in all of our employee benefit plans, including any stock plan adopted by the Board that permits participation by executive officers. There is no company-provided health insurance or any similar benefits under their respective agreements. The Board may terminate the agreement at any time for "cause" or in the event of Mr. Kundrat's disability or death. If the agreement is terminated without "cause," he is entitled to one year's base salary, in addition to any other accrued benefits which have been earned or become payable as of the date of the termination. In the event that the agreement is terminated because of death or disability, we will continue to pay Mr. Kundrat's full salary through the end of the month in which his period of employment ends, together with any benefits which have been earned or become payable as of the termination date. As part of this agreement, he has signed a nondisclosure, developments and nonsolicitation agreement, in which he agrees, among other things, to protect our confidential information, not to solicit our employees, and not to breach any agreements with third parties.

      Securities authorized for issuance under equity compensation plans

      The equity compensation reported in this section has been and will be issued pursuant to individual compensation contracts and arrangements with employees, directors, consultants, advisors, vendors, suppliers, lenders and service providers. The equity is reported on an aggregate basis as of December 31, 2007. Our security holders have not approved the compensation contracts and arrangements underlying the equity reported.

      Directors' Compensation

      Prior to our initial public offering in June of 2005 we have never paid cash compensation to our directors, but directors have, from time to time, received shares of common stock and option grants. Under the 2005 Directors Stock Option Plan, which became effective upon the closing of the initial public offering, each director received an option to purchase 10,000 shares of common stock, which vests and becomes exercisable over three years in equal installments. Each director also received 7,500 for their first year of service, and is eligible to receive an option to purchase an additional 7,500 shares in each year of service thereafter. Each director also receives an option to purchase an additional 500 shares for each committee on which that director serves, except that each year the chairman of the Audit Committee receive an option to purchase 4,000 shares and the chairmen of the Compensation Committee and the Corporate Governance and Nominating Committee each receive an annual option to purchase 2,000 shares as compensation for their services as chairman of the committees. The annual options become immediately vested and exercisable.

      Under the 2006 Employee Stock Option Plan, each outside director receives an annual option to purchase 50,000 shares. In 2007, these options were granted at a per share option price of $0.40. In 2006 the options were granted at a per share price of $0.35. In addition, each independent director receives 10,000 for serving on one of the three board committees. In both 2007 and 2006, 90,000 shares were issued pursuant to this provision. In 2007, the per share price was $0.40; in 2006, the price was $0.31.

      The following table summarizes Director compensation during 2007:

-----------------------------------------------------------------------------------------------------------------------------------
                                                       DIRECTOR COMPENSATION
                                                FOR THE YEAR ENDED DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Non-Equity           Non-Qualified
                   Fees Earned or     Stock        Option     Incentive Plan     Deferred Compensation        All Other
                    Paid in Cash     Awards        Awards      Compensation            Earnings            Compensation     Total
     Name               ($)            ($)           ($)           ($)                    ($)                   ($)          ($)
     (a)                (b)            (c)           (d)           (e)                    (f)                   (g)          (h)
-----------------------------------------------------------------------------------------------------------------------------------
Stanley Moger                                      23,064                                                                  23,064

Peter V.
DeCrescenzo                                        20,181                                                                  20,181

Douglas Scott                                      20,181                                                                  20,181

Calvin Hodock                                      20,181                                                                  20,181

                      -------------------------------------------------------------------------------------------------------------
2007 TOTALS              -              -          83,607          -                        -                     -        83,607
                      =============================================================================================================

      Non-employee directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors.

Independent Registered Public Accounting Firm:

      Sherb & Co., LLP of New York, NY have audited our 2007 financial statements. WithumSmith+Brown, P.C. of Somerville, New Jersey, served as auditors for 2006. The Audit Committee and the Board have not yet selected our auditor for 2008. Neither accountant is expected to attend the Annual Meeting, and neither asked for an opportunity to address the shareholders.

      The following table sets forth fees billed to the Company by WithunSmith+Brown as independent auditors for the years ended December 31, 2007 and December 31, 2006 for (i) services rendered for the audit of the Company's annual financial statements and the review of the Company's quarterly financial statements and also includes related fees for all SEC filings, (ii) services rendered that are reasonably related to the performance of the audit or review of the Company's financial statements that are not reported as Audit Fees, and
(iii) services rendered in connection with tax preparation, compliance, advice and assistance. The Board pre-approved all services rendered by the Company's independent auditors.

Independent Registered Public Accounting Firm Fees and Services

For the fiscal year ended       December 31, 2007          December 31, 2006
Audit Fees                          $35,000                   $174,645
Audit - Related Fees                 45,925                        ---
Tax Fees                              5,000                     10,575
                                --------------------------------------------
        Total Fees                  $89,925                   $185,220
                                ============================================

STOCK PERFORMANCE CHART

----------------------------------------------------------------------------
                                                 High Bid          Low Bid
----------------------------------------------------------------------------
2008
  First Quarter                                   $0.27             $0.17
  Second Quarter                                  $0.23             $0.18
      (Through April 10, 2008)
----------------------------------------------------------------------------
2007
  First Quarter                                   $0.55             $0.13
  Second Quarter                                  $0.59             $0.25
  Third Quarter                                   $0.30             $0.18
  Fourth Quarter                                  $0.35             $0.23
----------------------------------------------------------------------------
2006
  First Quarter                                   $0.70             $0.50
  Second Quarter                                  $0.53             $0.27
  Third Quarter                                   $0.40             $0.16
  Fourth Quarter                                  $0.32             $0.16
----------------------------------------------------------------------------

Certain Relationships and Related Transactions

      Before he was elected in May, 2006, Mr. Scott's production company, Platinum Television Group, engaged in two transactions with NuVim. In 2005, NuVim paid Platinum a total of $19,700 for advertising production services. In 2006, NuVim issued 248,581 shares of common stock, valued at $87,000, to Platinum for TV production and placement services and the purchase of broadcast time. Management believes that the price for the services delivered was in line with industry standards.

      During 2006, Mr. Kundrat, our CEO, advanced the Company working capital funds in anticipation of the receipt of funds from the sale of the State of New Jersey Tax losses. A total of $160,000 was advanced in increments beginning in August and ending in December when the advances were fully repaid. The officer was also paid approximately $1,600 in interest that was accrued at 8% and will be paid approximately $4,000 to reimburse him for his tax expense resulting from the source of the funds and the timing of repayment. In 2007, he advanced $25,000 which was also repaid during the fiscal year. No interest was accrued.

Agenda Item 2    Approval of the 2008 Outside Director Stock Option Plan

      Prior to our initial public offering of common stock and warrants, we had adopted the 2005 Directors Stock Option Plan to better link the Directors' interests to those of the stockholders through equity based incentives. In 2006 terminated the 2005 plan and adopted the 2006 Employee Stock Option Plan which provided automatic option grants to our outside directors and Board committee members. Almost all the shares available for issuance under the 2006 plan have been committed. Stock Options are a key aspect of NuVim's efforts to attract, retain, and motivate the highly qualified individuals required by current business conditions to serve on our Board and its committees. The 2008 Outside Director Stock Option Plan (the "2008 Plan") meets this need. None of the Company's employees are eligible to participate in the plan.

      The affirmative votes of a majority of the common shares that are voted are necessary to approve the 2008 Plan.

      Our Board recommends a vote FOR the adoption of the 2008 Outside Director Stock Option Plan.

      At its March 2008 meeting, the Directors proposed to adopt the 2008 Plan to make automatic common stock option grants to our Outside Directors and members of our Board's three committees: Nominations and Corporate Governance, Audit, and Compensation.

      The number of shares subject to the plan shall be 1,000,000 shares.

      The 2006 Plan provides automatic annual grants to our Outside Directors of options to purchase 50,000 shares and, to each Independent Directors who is a chair or member of a Board Committee, of options to purchase 10,000 shares for each committee on which they serve.

      No executive officers are eligible to receive grants under the 2008 Plan. The only aspect of the 2008 Plan which affects the Company's directors and executive officers is the provision relating to the automatic grants. The following table shows the number of common shares which would be granted to or confirmed for each executive officer, the non-executive directors, and the Non -Executive Officer Employee Group on the date of each annual meeting.

                                NEW PLAN BENEFITS
                               from the amendments

                         2006 Employee Stock Option Plan
                       -----------------------------------
Name and Position                  Dollar Value                  Number of Units
Rick Kundrat, CEO                     None                            None
Michael Vesey, CFO                    None                            None
Executive Group                       None                            None
Non-Executive
                                      (1)
                                                                   290,000(2)
Director Group
Non-Executive Office                  None                            None
Employee Group

  (1) The dollar value of the option grants will only be known on the date of each annual meeting.
  (2) Assuming there are four outside directors and three chair committees and each is a member two or three of the three Board committees: Corporate Governance and Nominations, Audit, and Compensation Committees.

      Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of common stock, casting one vote each.

      A copy of the 2008 Plan, with these amendments indicated therein, is included in this Information Statement as Exhibit A and the description below is qualified in its entirety by reference to the 2008 Plan.

      Number of Options Authorized - The 2008 Plan reserves 1,000,000 shares of the Company's Common Stock for the issuance of options under the 2008 Plan.

      The 2008 Plan Administration - The Compensation Committee of the Board of Directors will administer the 2008 Plan. If no Compensation Committee is designated, the Board of Directors shall administer the Plan.

      Term and Amendment of the 2008 Plan - The 2008 Plan was effective as of March 20, 2008, but is subject to approval by the Stockholders the 2008 Annual Meeting. No Options may be granted on or after March 20, 2018. The Board of Directors may suspend or terminate the 2008 Plan at any time and it shall terminate when all the shares reserved for options have been purchased. The Board may amend the Plan as its deems necessary and intends to make any amendments necessary to comply with changes in the Income Tax or Securities Laws of the United States or the State of its incorporation.

      Stock Option Award - Stock options awarded will, to the extent available, will be Qualified under Section 442 of the Internal Revenue Code. Non-Qualified which fall outside Section 442's requirements, will be used if Qualified options are not available. The options will expire 10 years after the date of grant and are all available for exercise immediately upon grant. The exercise price of the options may not be less than the fair market value on the date of grant. The 2008 Plan provides that the Committee for any reason, including complying with state and Federal securities laws, may restrict the transfer of Stock Options. The Stock Option Certificate utilized by the Committee restricts transfer of the Option and allows exercise after termination under limited circumstances.

      Adjustments - After the common  stock consolidation proposed at this  2008
Annual Meeting, the number of shares reserved for the exercise of Options and, at all times, the number of shares for which an Option is outstanding shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, among other things, stock dividends and stock splits.

      Federal Income Tax Consequences - The granting of Qualified Stock Options or Nonqualified Stock Options does not result in immediate taxable income to the optionee.

      The exercise of a Qualified Stock Option will not result in taxable income to the optionee if the optionee does not dispose of the stock within two years of the date the option was granted and one year after the option is exercised. If these requirements are met, any gain realized by the optionee will be taxed as a long-term capital gain. The Company will not receive a tax deduction for the resulting gain. If these holding periods are not met, the option will be treated generally as a nonqualified Stock Option for tax purposes.

      The exercise of a Nonqualified Stock Option award will result in taxable income to the optionee. The amount by which the market price exceeds the exercise price would be taxable as ordinary income. Income tax obligations may be met either through cash payments at the time of exercise or through share withholding. At the discretion of the Committee, options may be allowed to elect to defer the receipt of the taxable shares resulting form the exercise. If this election is made, the optionee will be liable for the taxes on the full value of the shares plus any accumulated dividends at their value upon distribution. The Company will receive a tax deduction for the compensation that corresponds to the compensation gain.

Agenda Item 3     Other Matters

      Your Board of Directors knows of no other matters to be brought before the Annual Meeting, but if other matters properly come before the meeting, the votes cast by Messrs. Kundrat and Moger as proxies will probably constitute a majority of the votes that may be cast by the common stock and thus determine the outcome of any vote on a new matter.

Stockholder Proposals for the 2009 Annual Meeting

      Nominations for director and Stockholder proposals relating to the Company's 2009 Annual Meeting must be received by the Company at its principal executive offices, 12 North State Route 17, Paramus New Jersey 07652, Attention:
CEO, no later than February 24th, 2009.

Expenses of Meeting

      The Company will bear the expenses in preparing, printing, and mailing the Information Statement and Annual Reports for FY 2006 and FY 2007 on Form 10-KSB to the stockholders. The cost of soliciting the proxies on behalf of our Board in connection with this meeting is estimated to be about $1,500. Our employees, officers, and directors may also solicit proxies. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out -of-pocket expenses for forwarding proxy and solicitation materials to the owners of common stock.

      YOUR BOARD OF DIRECTORS IS ASKING YOU FOR A PROXY AND URGING YOU TO VOTE FOR THE ELECTION OF ALL FIVE NOMINEES FOR DIRECTORS AND FOR THE APPROVAL OF THE 2008 OUTSIDE DIRECTOR STOCK OPTION PLAN.

                                     By Order of the Board of Directors,

                                     Mark Alan Siegel
                                     Secretary of the Company

Dated: April 17, 2008

                                                                       Exhibit A
                                                                       ---------

                                   NuVim, Inc.

                     2008 OUTSIDE DIRECTOR STOCK OPTION PLAN

Section 1    PURPOSE

      The purpose of this Plan is to promote the interests of NuVim, Inc. (the "Company") by granting Options to purchase Stock to Outside Directors and Board Committee Members in order to (a) attract and retain Quality Outside Directors and Board Committee Members; (b) provide an additional incentive to each Outside Director and Board Committee Member to work to increase the value of the Stock; and (c) provide each Outside Directors and Board Committee Members with a stake in the future of the Company which corresponds to the stake of the Company's stockholders.

Section 2    DEFINITIONS

      Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and for any Option granted under this Plan. For purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Unless otherwise expressly indicated, all Section references herein shall be construed to mean references to a particular Section of this Plan.

      2.1    Board means the Board of Directors of the Company.

      2.2    Change of Control means any of the following:

             (i)   the  acquisition,  other  than   from   the Company,  by  any
      individual, entity or group (within the meaning of Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time) (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either
      (A) the then outstanding shares of Stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"); provided, however, that any acquisition by (x) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such acquisition in substantially the same portion as their ownership, immediately prior to such acquisition of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, shall not constitute a change in control of the Company; or

             (ii) individuals who, as of January 31, 2008, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to January 31, 2008, whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the incumbent Board shall be considered as though such individual was elected prior to January 31, 2008, even if his initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
      Act); or

             (iii) approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination or the Outstanding Company Common Stock and Company Voting Securities, as the case may be; or

             (iv)  (A) a complete liquidation or dissolution of the Company or a
      (B) sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

      2.3    Code means the Internal Revenue Code of 1986, as amended.

      2.4 Committee means the committee of Non-Employee Directors appointed by the Board to administer this Plan as contemplated by Section 5.

      2.5 Company means NuVim, Inc., a Delaware corporation, and any successor to this corporation.

      2.6    Exchange Act means the Securities Exchange Act of 1934, as amended.

      2.7 Fair Market Value in respect of the Stock on any day means (a) if the principal market for the Stock is a national securities exchange, the average between the high and low sales prices of the Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; (b) if the principal market for the Stock is not a national securities exchange and the Stock is quoted on The NASDAQ Stock Market ("NASDAQ"), and (i) if actual sales price information is available with respect to the Stock, then the average between the high and low sales prices of the Stock on such day on NASDAQ, or (ii) if such information is not available, then the average between the highest bid and lowest asked prices for the Stock on such day on NASDAQ; or (c) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ, then the average between the highest bid and lowest asked prices for the Stock on such day as reported by

The Nasdaq  Bulletin Board,  or a  comparable service;  provided that if clauses
(a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, then the fair market value of the Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

      2.8 For cause, when used in connection with termination of a grantee's employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or Subsidiary. In the absence of such an employment agreement, "for cause" means: (a) charge or conviction of a felony or any other crime (whether or not involving the Company or a Subsidiary); (b) engaging in any substantiated act involving moral turpitude;
(c) the continual or frequent possession by grantee of an illegal substance or abuse by the grantee of a controlled substance or alcohol resulting in a pattern of behavior disruptive to the business operations of the Company or a Subsidiary; (d) engaging in any act which, in each case, subjects, or if generally known would subject, the Company or a Subsidiary to public ridicule or embarrassment; (e) any action by the grantee which constitutes dishonesty relating to the Company or a Subsidiary, a willful violation of law (other than traffic and similar minor offenses) or a fraud against the Company or a Subsidiary; (f) material violation of the Company's or a Subsidiary's written policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; (g) misappropriation of the Company's or a Subsidiary's funds or assets by the grantee for personal gain; or (h) serious neglect or misconduct in the performance of the grantee's duties for the Company or a Subsidiary or willful or repeated failure or refusal to perform such duties; in each case determined by the Committee, which determination shall be final, binding and conclusive.

      2.9 Insider shall mean an employee who is, at the time of an award made under this Plan, an insider pursuant to Section 16 of the Exchange Act.

      2.10 ISO means any option granted under this Plan to purchase Stock which satisfies the requirements of Section 422 of the Code. Any Option that is not specifically designated as an ISO shall under no circumstances be considered an ISO.

      2.11 Non-Employee Director means any member of the Board of Directors of the Company qualified as such under SEC Rule 16b-3(b)(3)(i) under the Exchange Act, or any successor rule.

      2.12 Non-ISO means any option granted under this Plan to purchase stock that fails to satisfy the requirements of Section 422 of the Code or has been specifically denominated as a non-ISO by the Committee as of the time the option is granted.

      2.13   Option means an ISO or a Non-ISO.

      2.14 Option Certificate means the written agreement or instrument which sets forth the terms of an Option granted to a Key Employee, Independent Advisor, Key Consultant, or Outside Director under this Plan.

      2.15 Option Price means the price which shall be paid to purchase one share of stock upon the exercise of an Option granted under this Plan.

      2.16 Outside Director means any member of the Board of Directors of the Company who is not employed by the Company, regardless of whether such person qualifies as a Non-Employee Director.

      2.17 Parent Corporation means any corporation which is a parent corporation of the Company within the meaning of Section 424(e) of the Code.

      2.18 Plan means this NuVim, Inc. 2008 Outside Director Stock Option Plan, as amended from time to time.

      2.19 Principal Officer means the Chairman of the Board (if the Chairman of the Board is a payroll employee), the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Chief Financial Officer, and the Treasurer of the Company and any other person who is an "officer" of the Company as that term is defined in SEC Rule 16a-1(f) under the Exchange Act or any successor rule there under.

      2.20   Securities Act means the Securities Act of 1933, as amended.

      2.21   SEC means the Securities Exchange Commission.

      2.22 Stock means the Common Stock, $.00001 par value per share, of the Company.

      2.23 Subsidiary means any corporation that is a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

      2.24 Ten Percent Shareholder means a person who owns after taking into account the attribution rules of Section 424(d) of the Code more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Subsidiary or a Parent Corporation.

Section 3.   SHARES SUBJECT TO OPTIONS

      There shall be 1,000,000 shares of Stock reserved for issuance in connection with ISOs and Non-ISOs granted under this Plan. Shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Any shares of Stock subject to an Option which remain after the cancellation, expiration, or exchange of that Option for another Option thereafter shall again become available for use under this Plan.

Section 4.   EFFECTIVE DATE

      The effective date of this Plan shall be March 20, 2008, subject to approval by the stockholders of the Company acting at a duly called meeting of stockholders or acting by unanimous written consent in lieu of a meeting, provided the stockholder approval occurs within twelve (12) months after the date the Board approves and adopts this Plan.

Section 5.   COMMITTEE

      (a)    The Compensation Committee, consisting solely of not less than  two
(2) Non-Employee Directors, shall administer this Plan. The members of the Committee shall be appointed by, and serve at, the pleasure of the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, all actions relating to awards to persons subject to Section 16 of the Exchange Act shall be taken by the Committee (as defined below). In addition, to the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, all actions relating to awards to persons subject to Section 162(m) of the Code shall be taken by the Committee (as defined below).

      (b) The Committee acting in its absolute discretion shall exercise all powers and take any action as expressly called for under this Plan. Furthermore, the Committee shall have the power to interpret this Plan and to take any other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Outside Director or Committee Member and on each other person directly or indirectly affected by that action.

Section 6.   ELIGIBILITY

      Only Outside Directors and Board Committee Members shall be eligible for the grant of Options under this Plan.

Section 7.   ANNUAL  GRANT OF OPTIONS TO OUTSIDE  DIRECTORS AND COMMITTEE CHAIRS

      (a) Each Outside Director shall, effective upon election or appointment at the annual meeting any time on or after May 1, 2008, but not more often than once a calendar year, shall be granted an option to purchase 50,000 shares.

      (b) In addition to the foregoing, each Chair of a Regular Board Committee shall, effective on election or appointment at the annual meeting in each year commencing in 2008, but not more often than once a calendar year, shall be granted an option to purchase 10,000 shares.

      (c) In addition to both of the foregoing, each member of a Regular Board Committee shall, effective on election or appointment at the annual meeting in each year commencing in 2008, but not more often than once a calendar year, shall be granted an option to purchase 10,000 shares.

      (d) If a person becomes an Outside Director, Regular Committee Chair, or Regular Committee Member, after the annual meeting in any year, they shall immediately, but not more often than once in a calendar year be granted the applicable options described in 7.3 (a), (b), and (c).

      (e) All of the Option granted to each individual shall be exercisable immediately.

      (f) The Option Price for each share of stock subject to an option granted under this section shall be the Fair Market Value of a share of Stock on the date the Option is granted.

      (g) Each Option granted pursuant to this section shall be an ISO to the maximum extent possible.

Section 8.   OPTION PRICE

      The Option Price for each share of Stock subject to an ISO shall not be less than the Fair Market Value of a share of Stock on the date the Option is granted. If the Option is an ISO and the Outside Director or Committee Member is a Ten Percent Shareholder, the Option Price for each share of Stock subject to that Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price shall be payable in full upon the exercise of any Option, and an Option Certificate at the discretion of the Committee (except for an Option granted to a Non-Employee Director) may provide for the payment of the Option Price either in cash or in Stock acceptable to the Committee or in any combination of cash and Stock acceptable to the Committee. Any payment made in

Stock shall be treated as equal to the Fair Market Value of that Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee.

Section 9.   EXERCISE PERIOD

      (a) Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall provide that:

             (1) an Option is exercisable before the date such Option is granted, or

             (2) an Option is exercisable after the date which is the tenth anniversary of the date such Option is granted.

If an option that is an ISO is granted to a Key Employee who is a Ten Percent Shareholder, the Option Certificate shall provide that the Option is not exercisable after the expiration of five years from the date the Option is granted. An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee or service by an Independent Advisor or Key Consultant has terminated for any reason whatsoever, including death or disability. In connection with the termination for any reason of employment by or service to the Company or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to extend the period during which that Option may be exercised as provided in the related Option Certificate; provided, however, that no extension shall permit an Option to be exercised beyond the date specified in paragraph (b) of this Section or the date applicable to Options granted to a Ten Percent Shareholder, as the case may be.

      (b) Notwithstanding any other provision of this Section, upon a Change of Control each Option granted under this Plan prior to that Change of Control shall immediately become exercisable to the full extent of the original grant and, in the case an Option held by a Key Employee shall remain exercisable for three months (or such longer period as specified in the particular Option with regard to all or any shares of Stock covered by such Option) after any termination of employment of that Key Employee.

Section 10.  TRANSFERABILITY

    The Committee shall impose any restrictions on the transfer of options granted under the Plan as it may deem advisable, including, without limitation, restrictions deemed necessary or advisable under applicable federal securities laws, under the requirements of any stock exchange or market upon which Stock is then listed in or traded, and under any Blue Sky or state securities laws applicable to such Stock. Upon request of any person receiving an award of an Option under the Plan, the Committee may, in its sole and absolute discretion, determine to remove any transfer restriction originally imposed and may, in connection with the removal of such transfer restriction, impose such conditions (including restrictions on further transfers of the Option or upon transfers of the Stock upon exercise of the Option) as the Committee, in its discretion, may deem advisable, including, without limitation, restrictions deemed by the Committee to be necessary or advisable in order to comply with applicable federal and state securities laws or the requirements of any stock exchange or market upon which the Stock is then listed or traded. Subject to its authority to impose any conditions on further transfers, the Committee shall authorize the transfer of Options for bona fide estate planning purposes or for contributions to qualified charities or charitable trusts.

Section 11.  SECURITIES REGISTRATION AND RESTRICTIONS

      Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise or surrender of an Option, the Outside Director shall, if so requested by the Company, hold those shares of Stock for investment and not with a view toward resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement to that effect satisfactory to the Company. Each Option Certificate shall also provide that, if so requested by the Company, the Outside Director shall represent in writing to the Company that he or she will not sell or offer to sell any of these shares of Stock unless a registration statement shall be in effect with respect to that Stock under the Securities Act and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that registration is not required. Certificates representing the Stock transferred upon the exercise or surrender of an Option granted under this Plan may, at the discretion of the Company, bear a legend to the effect that this Stock has not been registered under the Securities Act or any applicable state securities law and that this Stock may not be sold or offered for sale in the absence of (i) an effective registration statement as to this Stock under the Securities Act and any applicable state securities law or
(ii) an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that registration is not required. Furthermore, the Company shall have the right to require a Key Employee, Key
Consultant, Independent Advisor, or Outside Director to enter into any stockholder or other related agreements as the Company deems necessary or appropriate under the circumstances as a condition to the issuance of any Stock under this Plan to an Outside Director.

Section 12.  LIFE OF PLAN

      No Option shall be granted under this Plan on or after the earlier of

             (a) the tenth anniversary of the original effective date of this Plan as determined under Section 4; provided, however, that after that anniversary this Plan otherwise shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

             (b) the date on which all of the Stock reserved under Section 3 of this Plan has, as a result of the exercise of Options granted under this Plan, been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on that date.

Section 13.  ADJUSTMENT

      The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock to be granted from time to time pursuant to Section
7.3 of this Plan (if permitted by the exemption in Rule 16b-3 under the Exchange Act or any successor rule), the number of shares of Stock that may be granted pursuant to Section 5 of this Plan by the Committee to any single Key Employee or Key Consultant, and the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, stock dividends, stock consolidations, or stock splits. Furthermore, the Board shall have the right to adjust in a manner which satisfies the requirements of Section 424(a) of the Code the number of shares of Stock reserved under Section 3 of this Plan and the number of shares subject to Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code that provides for the substitution or assumption of these Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, any fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any

Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 15(a) of this Plan.

Section 14.  SALE OR MERGER OF THE COMPANY

      If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division, or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and the agreement governing the transaction does not provide for the assumption or substitution of the Options granted under this Plan, each then outstanding Option, at the direction of the Board, may be canceled unilaterally by the Company as of the effective date of that transaction in exchange for a payment in cash or Stock, or in a combination of cash and Stock, equal in amount to the excess of the Fair Market Value on that date of the shares represented by the canceled Options over the Option Price for such shares.

Section 15.  AMENDMENT OR TERMINATION

      This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that no such amendment shall be made absent the approval of the stockholders of the Company
(a) to increase the aggregate number of shares reserved under Section 3, (b) to change the class of persons eligible for Options under Section 6 or (c) to materially modify the requirements as to eligibility for participation in this Plan, (d) to otherwise materially increase the benefits accruing under this Plan to Plan participants if such approval would be required in order for the Company to comply with applicable law or the rules or regulations of any stock exchange or market on which the Stock is traded or listed. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that the Company shall not have the right to unilaterally cancel or, in a manner which would materially adversely affect the holder, amend or modify any Option granted before such suspension or termination unless (i) the Key Employee, Key Consultant, Independent Advisor, or Outside Director previously consents in writing to that modification, amendment, or cancellation or (ii) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

      It is the intention of the Company that the Plan shall comply with the conditions of Rule 16b-3 of the Exchange Act, as that Rule may from time to time be amended. The Board shall have the authority, without the approval of the stockholders, to amend the Plan from time to time to include any conditions, terms or other provisions which may be required to be set forth in a plan in order for transactions by directors or officers to be exempt under Rule 16b-3 of the Exchange Act or any successor exemption.

Section 16.  CHANGE OF CONTROL

      Notwithstanding any other provision of the Plan, upon a Change of Control each Option granted under this Plan prior to that Change of Control shall immediately become exercisable to the full extent of the original grant and shall remain exercisable for three months (or such longer period as specified in the particular Option with regard to all or any shares of Stock covered by such Option) after any resignation or removal of any Outside Director from the Company's Board of Directors.

Section 17.  MISCELLANEOUS

      17.1 No Stockholder Rights. No Outside Director or Board Committee Member shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of that Option pending the actual delivery of Stock subject to that Option to any Non-Employee Director or Board Committee Member.

      17.2 No Contract of Employment. The grant of an Option to an Outside Director or Board Committee Member under this Plan shall not constitute a contract of employment or consulting or right to continue to serve on the Company's Board of Directors and shall not confer on an Outside Director or Board Committee Member any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

      17.3 Withholding. The exercise or surrender of any Option granted under this Plan shall constitute a Outside Director's or Board Committee Member's full and complete consent to whatever action the Committee elects to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to that exercise or surrender.

      17.4 Governing Law and Construction. All rights and obligations under this Plan and the Option Certificates shall be construed and interpreted with the laws of the State of New Jersey, without giving effect to the principles of conflict of laws.

      17.5.    Indemnification.    In   addition   to   any   other   rights  of
indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as directors or members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the director or Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive this indemnification, a director or Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend that action, suit or proceeding.

      The Company, the Board, and the Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.

                                                 ANNUAL MEETING OF STOCKHOLDERS OF

                                                            NUVIM, INC.

                                                           May 15, 2008

                                                     Please date, sign and mail
                                                       your proxy card in the
                                                     envelope provided as soon
                                                            as possible.

                               Please detach along perforated line and mail in the envelope provided.

  20530000000000000000 7                                                                 051508
-----------------------------------------------------------------------------------------------------------------------------------
               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR AGAINST ABSTAIN
1.  ELECTION OF DIRECTORS:                               2. Approval of the 2008 Directors Stock Option Plan.  [ ]   [ ]     [ ]

                            NOMINEES:
[ ] FOR ALL NOMINEES        O Richard P. Kundrat
                            O Peter DeCrescsnzo          This proxy is solicited on behalf of the Board of Directors of the
[ ] WITHHOLD AUTHORITY      O Doug Scott                 Company. This proxy, when properly executed, will be voted in accordance
    FOR ALL NOMINEES        O Calvin L. Hodock           with the instructions given above. If no instructions are given, this
                            O Stanley H. Moger           proxy will be voted "FOR" election of the Directors and "FOR" proposal 2.
[ ] FOR ALL EXCEPT
    (See instructions below)






INSTRUCTION: To  withhold  authority  to vote for
------------ any individual nominee(s), mark "FOR
             ALL EXCEPT"  and fill in  the circle
             next  to  each  nominee  you wish to
             withhold, as shown here:
-------------------------------------------------






-------------------------------------------------
To  change  the  address  on  your  account,
please check the  box at  right and indicate
your new address in the address space above.  [ ]
Please note  that changes to the  registered
name(s) on the  account may not be submitted
via this method.
-------------------------------------------------

                        -----------------------      ------------                         ---------------------      ------------
Signature of Stockholder                        Date.             Signature of Stockholder                      Date.
                        -----------------------      ------------                         ---------------------      ------------

    Note: Please sign exactly as your name or names  appear on  this Proxy. When shares are held jointly,  each  holder  should sign. When  signing as executor, administrator, attorney,  trustee or guardian,  please  give full title as such.  If the signer is a  corporation, please sign full corporate name by duly authorized officer, giving full title as  such.
          If signer  is  a  partnership,  please  sign  in  partnership  name by authorized person.

PROXY

                                   NUVIM, INC.

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Richard P. kundrat and Stanley H. Moger as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of common stock of Nuvim, Inc., held of record by the undersigned on March 24, 2008, at the Annual Meeting of Stockholders to be held at the Company's headquarters located at 12 Route 17 North, Paramus, NJ 07625, on May 15, 2008, or any adjournment or postponement thereof.

                 (Continued and to be signed on the reverse side)